PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-2

                                   DISCLAIMER






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The  information  included  herein  is  produced  and  provided  exclusively  by
PaineWebber Incorporated ('PW') as underwriter for the Empire Funding Home Loan Owner Trust 1998-2, and not by or as agent for Empire Funding Corp. or any of
its  affiliates  (collectively,   the  'Transferor').  The  Transferor  has  not
prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
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



DESCRIPTION OF LOANS

Characteristics of the pool of Initial Loans as of 5/31/98. A Pre-Funding Account will be established in the approximate amount of $[99,925,288].


Total Number of Initial Loans:                           5,947

Current Principal Balance:                        $200,074,712

Average Loan Balance:                                  $33,643

WA Loan Rate:                                           13.74%

WA Original Term (months):                                 246

WA Remaining Term (months):                                243

WA Seasoning (months):                                       3

WA FICO Score:                                            682

WA Debt-to-Income                                       34.46%

WA Original Combined LTV

      (Mortgage Loans Only):                           117.53%

As of the Cut-Off Date, none of the loans were more than 30 days late.

Note: Additional information regarding the Initial Loans can be found starting on page 12.

PRICING INFORMATION (TO 10% CALL)  (a)

                                                      First       Final     Principal                    Expected
                 Approximate                 WAL    Principal   Principal    Window       Stated          Ratings
     Class        Size (b)    Coupon (c)  (Years)    Payment     Payment     (Years)     Maturity      (S&P/Fitch/Duff)
      A-1        $56,691,000     Float (d)  0.80      07/98       10/99       1.33        4/08          AAA/AAA/AAA
      A-2        $56,150,000     Fixed      2.00      10/99       02/01       1.42        4/12          AAA/AAA/AAA
      A-3        $24,267,000     Fixed      3.00      02/01       10/01       0.75        1/14          AAA/AAA/AAA
      A-4        $36,189,000     Fixed      4.00      10/01       10/03       2.08        2/19          AAA/AAA/AAA
      A-5        $23,090,500     Fixed      8.78      10/03       12/09       6.25        9/24          AAA/AAA/AAA
      A-6        $19,500,000     Fixed      8.58      07/03       12/09       6.50        9/24          AAA/AAA/AAA
     A-IO        $30,300,000(e)  Fixed       -          -           -           -         9/24         AAAr/AAA/AAA
      M-1        $30,300,000     Fixed      7.94      08/02       12/09       7.42        9/24           AA/AA/AA
      M-2        $21,967,500     Fixed      7.94      08/02       12/09       7.42        9/24             A/A/A
      B-1        $25,755,000  Not Publicly Offered
      B-2         $9,090,000  Not Publicly Offered

Notes:

(a)  100% Prepayment  Assumption:  0% CPR in month 1, ramping up to 16% in month
     15. On and after month 15, 16% CPR.

(b)  Subject to a permitted variance of 5%.

(c) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.

(d)  The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) 12.00%.

(e) Notional balance for the first 26 months will equal the Class M-1 Class principal balance and will be zero thereafter.

Pricing Speed:                     0% CPR, increasing to 16% over 15 months.

Payment Date:                      The 25th of each month or, if such day is not
                                   a Business Day, the next succeeding  Business
                                   Day, commencing in July 1998.

Settlement Date:                   On or about [June 22, 1998]

Cut-off Date:                      The  close  of  business  on  May  31,  1998.
                                   Because the bonds will be settling flat, only
                                   approximately 30% of the collateral  interest
                                   payments   collected   during  June  will  be
                                   deposited into the Trust, the remaining 70% will be retained by Empire.

Payment Delay:                     With the exception of the Class A-1 Notes, 24
                                   Days. With respect to the Class A-1 Notes, 0 days.

Payment Terms:                     Monthly

Interest Accrual
Period: With the exception of the Class A-1 Notes, interest will accrue on the Notes at a fixed rate during the month prior to the month of the related Payment Date (from and including the Closing Date until the end of the month prior to the month of the related distribution in the case of the first Payment
                                   Date) based on a 30/360 day year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding
                                   Payment Date (or from and including the Closing Date in the case of the first Payment
                                   Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) 12.00% (the rate described in this clause (y), the "A-1 Cap").

DESCRIPTION OF SECURITIES

Title of Securities:               Empire Funding Home Loan Owner Trust 1998-2

Underlying Collateral:             The Notes will be secured,  in part,  by debt
                                   consolidation, home improvement, and other primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%, as well as unsecured loans, representing approximately [1.46%] of the
                                   Original Pool Principal Balance.

Transferor/Servicer:               Empire Funding Corp.

Lead Underwriter:                  PaineWebber Incorporated

Co-Underwriter:                    Merrill Lynch & Co.

Depositor:                         PaineWebber  Mortgage Acceptance  Corporation
                                   IV

Indenture Trustee                  U.S. Bank National Association, d/b/a
and Grantor Trustee:               First Bank National Association

Owner Trustee:                     Wilmington Trust Company

Offering:                          Public  shelf  offering  - a  prospectus  and
                                   prospectus supplement will be distributed after pricing.

Offered Notes:                     Class A-1  through  A-6 Notes and Class  A-IO
                                   Notes (together,  the 'Senior Notes'),  Class
                                   M-1  and  Class  M-2  Notes  (the  'Mezzanine
                                   Notes' and,  together  with the Senior Notes,
                                   the Class B-1 Notes, and the Class B-2 Notes,
                                   the 'Notes').  The Class B-1 Notes, the Class
                                   B-2   Notes   and   the   Residual   Interest
                                   Certificates are NOT being offered publicly.

Form of Offering:                  Book-Entry  form,  same-day funds through DTC
                                   for all of the Notes.

Denominations:                     The Notes  (except the Class A-IO Notes which
                                   will be issued in  minimum  denominations  of
                                   $1,000,000)    are   issueable   in   minimum
                                   denominations   of  an  original   amount  of
                                   $25,000 and multiples of $1,000 thereafter.

Class A-6 Principal
Distribution Amount:               An  amount  equal to  (without  regard to any
                                   amounts otherwise  distributable to the Class
                                   A-6  Notes)  $0  through   [June  2003]  and,
                                   thereafter,  an amount equal to the lesser of
                                   (a)  the  product  of  (i)  a  fraction,  the
                                   numerator of which is the  principal  balance
                                   of the Class A-6 Notes  immediately  prior to
                                   such  Payment  Date  and the  denominator  of
                                   which is the aggregate  principal  balance of
                                   the Senior  Notes  (other than the Class A-IO
                                   Notional   Balance)   and  (ii)  the   amount
                                   available     for     distribution     (after
                                   distributions  of interest have been made) up
                                   to  the  excess  of the  aggregate  principal
                                   balance of the Senior Notes immediately prior
                                   to such Payment Date over the Senior  Optimal
                                   Principal  Balance,   if  any,  and  (b)  the
                                   outstanding  principal  balance  of the Class
                                   A-6 Notes.

Class A-IO  Note :                 The Class A-IO will have no principal balance
                                   and will not be entitled to  distributions of
                                   principal.  The Class A-IO  Notional  Balance
                                   will be equal to the Class  M-1 Note  Balance
                                   for  each  Payment  Date up to and  including
                                   [August  25,  2000] (for the first 26 payment
                                   dates).  After such Payment  Date,  the Class
                                   A-IO   Notional   Balance   shall   be  zero.
                                   Notwithstanding the foregoing, the Class A-IO
                                   Notes will be entitled to receive interest that would have been paid to such class absent each reduction of the Class A-IO
                                   Notional Balance prior to [August 25, 2000] after all other payment priorities but prior to the residual certificate. The fixed rate coupon on the Class A-IO is expected to be [5.09%].

Pre-Funding Account:               On   the    Closing    Date,    approximately
                                   $[99,925,288] will be deposited in an account
                                   (the "Pre-Funding Account"), which account is
                                   in the name of the  Indenture  Trustee and is
                                   part of the Grantor Trust and will be used to
                                   acquire   Subsequent   Loans.    During   the
                                   Pre-Funding Period (as defined below), the amount on deposit in the Pre-Funding Account
                                   (net of  investment  earnings  thereon)  (the
                                   "Pre-Funding Amount") will be reduced by the amount thereof used to purchase Subsequent
                                   Loans in  accordance  with the Grantor  Trust
                                   Agreement. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of
                                   (i) the date on which the amount on deposit in the Pre-Funding Account (net of investment earnings thereon) is less than $50,000 and
                                   (ii) [September 22, 1998].

Credit Enhancement:                Credit   enhancement   with  respect  to  the
                                   Offered  Notes will be provided by (1) Excess
                                   Interest, (2)  Overcollateralization  and (3)
                                   the subordination of the rights of holders of
                                   the Residual Interest Certificate,  the Class
                                   B-2  Notes,  the  Class  B-1  Notes,  and the
                                   lower-rated   classes  of  Offered  Notes  to
                                   receive interest and principal, respectively.

Excess Interest:                   The weighted average coupon rate on the loans
                                   is generally expected to be higher than the sum of the servicing fee, the trustee fee, and the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments on the Notes on each Payment Date.

Overcollateralization:             Excess  Interest  will  be  applied,  to  the
                                   extent   available,   to   make   accelerated
                                   payments  of  principal  to  the  Notes  then
                                   entitled to receive  payments  of  principal;
                                   such  application  will  cause the  aggregate
                                   principal  balance  of the Notes to  amortize
                                   more  rapidly  than the  loans.  Prior to the
                                   Stepdown  Date,   the   Overcollateralization
                                   Target  Amount  equals  the  greater  of  (a)
                                   [3.50%]  of  the  sum of  the  Original  Pool
                                   Principal    Balance    and   the    Original
                                   Pre-Funding  Amount (the "Maximum  Collateral
                                   Amount")   and  (b)   the   Net   Delinquency
                                   Calculation Amount. On and after the Stepdown
                                   Date, the Overcollateralization Target Amount
                                   equals the greater of (a) [7.00%] of the Pool
                                   Principal  Balance  as  of  the  end  of  the
                                   related   Due   Period   and   (b)   the  Net
                                   Delinquency     Calculation    Amount.    The
                                   Overcollateralization  Target Amount will not
                                   in any  event  be less  than  [0.50%]  of the
                                   Maximum      Collateral      Amount      (the
                                   `Overcollateralization   Floor')  or  greater
                                   than the outstanding Class Principal Balances of the Notes.

Undercollateralization:            On the Closing Date, the aggregate  principal
                                   balance of the Notes  will  exceed the sum of
                                   the Initial  Pool  Principal  Balance and the
                                   Original  Pre-Funding Amount by approximately
                                   1%.  The  application  of Excess  Spread,  if
                                   available, to reduce the principal balance of
                                   the Notes is intended first to eliminate such
                                   undercollateralization and then to create the
                                   overcollateralization    described   in   the
                                   preceding paragraph.

Net Delinquency
Calculation Amount:                With respect to any Payment Date, the excess,
                                   if any,  of (x) the  product of [1.7] and the
                                   Six Month  Rolling  Delinquency  Average over
                                   (y) the  aggregate  amounts of Excess  Spread
                                   for the three  preceding  Payment Dates.  The
                                   Net  Delinquency  Calculation  Amount  may be
                                   removed  if the  Rating  Agencies  no  longer
                                   require it. The Rating  Agencies must confirm
                                   that the original  ratings  assigned will not
                                   be  downgraded  or  withdrawn  as a result of
                                   such  change.   After  such  change  the  Net
                                   Delinquency   Calculation   Amount  would  be
                                   deemed   to   be   zero   for   all    future
                                   calculations.

Subordination:                     The  rights of the Class M-1  Noteholders  to
                                   receive  payments of interest on each Payment
                                   Date  will be  subordinate  to  those  of the
                                   Senior  Noteholders,  the rights of the Class
                                   M-2   Noteholders  to  receive   payments  of
                                   interest  on  each   Payment   Date  will  be
                                   subordinate    to   those   of   the   Senior
                                   Noteholders  and the Class  M-1  Noteholders,
                                   the  rights of the Class B-1  Noteholders  to
                                   receive  payments of interest on each Payment
                                   Date  will be  subordinate  to  those  of the
                                   holders of the Offered  Notes,  the rights of
                                   the Class B-2 Noteholders to receive payments
                                   of  interest  on each  Payment  Date  will be
                                   subordinate  to those of the  holders  of the
                                   Offered  Notes and the Class B-1  Notes,  and
                                   the   rights   of   the   Residual   Interest
                                   Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

                                   The rights of the Class M-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders (other than the holders of the Class A-IO Notes), the rights of the Class M-2 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders (other than the holders of the Class A-IO Notes) and the Class M-1
                                   Noteholders, the rights of the Class B-1 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the holders of the Offered Notes (other than the holders of the Class A-IO Notes) and the Mezzanine Noteholders, the
                                   rights of the Class B-2 Noteholders to receive payments of principal on each Payment Date will be subordinate to those of the holders of the Offered Notes (other than the holders of the Class A-IO Notes) and the
                                   Class B-1 Notes, and the rights of the Residual Interest Certificateholders to receive distributions on each Payment Date will be subordinate to those of the Noteholders.

Stepdown Date:                     The  Stepdown  Date  means the first  Payment
                                   Date  occurring  after [June 25,  2001] as to
                                   which the aggregate Class  Principal  Balance
                                   of  the  Senior  Notes  will  be  able  to be
                                   reduced   to  the  excess  of  (i)  the  Pool
                                   Principal   Balance   as  of  the   preceding
                                   Determination  Date over (ii) the  greater of
                                   (a) the sum of (1) approximately [58.075]% of
                                   the  Pool   Principal   Balance   as  of  the
                                   preceding Determination Date and (2) the Overcollateralization Target Amount for such
                                   Payment  Date and (b)  [0.50%] of the Maximum
                                   Collateral Amount.

Summary of Subordination & Overcollateralization Target Amounts:

                           Initial           Before                After              After
                           Expected          Stepdown              Stepdown           Stepdown
                           Subord. (a)       O/C Target (b)        Subord. (c)        O/C Target (d)
Senior Notes                 28.75%               3.50%              58.075%               7.00%
Class M-1 Notes              18.75%               3.50%              37.875%               7.00%
Class M-2 Notes              11.50%               3.50%              23.230%               7.00%
Class B-1 Notes               3.00%               3.50%               6.060%               7.00%

(a) The initial amount of subordination for each class as of the Closing Date as a percentage of the Notes.

(b)  The Overcollateralization Target Amount prior to the Stepdown Date.

(c) The expected subordination for each class on the Stepdown Date as a percentage of the then current collateral balance.

(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the then current collateral balance, but at no time less than the Overcollateralization Floor.

Payment and Distribution
Priorities:                        (1)  interest  to the  holders  of the Senior
                                   Notes;

                                   (2) interest to the holders of the Class M-1 Notes;

                                   (3) interest to the holders of the Class M-2 Notes;

                                   (4) interest to the holders of the Class B-1 Notes;

                                   (5) interest to the holders of the Class B-2 Notes;

                                   (7) principal to the Class A Notes (other than the Class A-IO) as follows: (i) to the Class A-6 Notes an amount equal to the Class A-6 Principal Distribution Amount and, (ii) sequentially to pay principal to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and the Class A-6 in that order until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes to the Senior Optimal Principal Balance; provided, however, that on each Payment Date occurring on or after any reduction of the Class Principal Balances of the Class M and Class B Notes to zero through the application of Allocable Loss Amounts, payment shall be made among the remaining Senior Notes pro rata and not in accordance with the payment priorities set forth in clauses (i) and (ii) above;

                                   (8) sequentially, to the holders of the Class M-1 and the Class M-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance, respectively;

                                   (9) sequentially, to the holders of the Class B-1 Notes and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance;

                                   (10) sequentially to the Class M-1 Notes and the Class M-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full;

                                   (11) sequentially, to the Class B-1 Notes and the Class B-2 Notes, in that order, until the applicable Loss Reimbursement Deficiencies, if any, has been paid in full;

                                   (12) to the Class A-IO Notes, interest that would have been distributable thereon but for the reduction of the Class A-IO Notional Balance thereof prior to [August 25, 2000].

                                   (13) any remaining amounts to the holders of the Residual Interest Certificates.

Application of Allocable
Loss Amounts:                      In the event that on any  Payment  Date after
                                   the  Undercollateralization  Amount  has been
                                   reduced  to  zero  (a) the  aggregate  of the
                                   Class  Principal  balances  of all Classes of
                                   Notes  on  any  Payment  Date  (after  giving
                                   effect to all payments on such date)  exceeds
                                   (b) the sum of the Pool Principal Balance and
                                   the Pre-Funding Amount, each as of the end of
                                   the  immediately  preceding  Due Period (such
                                   excess,  an "Allocable  Loss  Amount"),  such
                                   Allocable   Loss   Amount  will  be  applied,
                                   sequentially,   in  reduction  of  the  Class
                                   Principal  Balances  of the Class B-2  Notes,
                                   the Class B-1 Notes,  the Class M-2 Notes and
                                   the Class M-1 Notes, in that order, until the
                                   respective  Class Principal  Balances thereof
                                   have been  reduced to zero.  On each  Payment
                                   Date prior to the  Payment  Date on which the
                                   Initial   Undercollateralization   Amount  is
                                   reduced to zero,  the  Allocable  Loss Amount
                                   will be zero. Allocable Loss Amounts will not
                                   be   applied  in   reduction   of  the  Class
                                   Principal  Balance  of any  Class  of  Senior
                                   Notes.  Allocable Loss Amounts applied to any
                                   applicable   Class  of  Offered   Notes  will
                                   entitle  such  Class to  reimbursement  (such
                                   entitlement,     a    "Loss     Reimbursement
                                   Deficiency") in accordance with the payment priorities specified herein until the earlier of (x) the payment in full of such amount, and (y) the applicable Maturity Date.

Optional Termination:              The  holders  of  an   aggregate   percentage
                                   interest    in    the    Residual    Interest
                                   Certificates in excess of 50% may, at their option, effect an early termination of the Grantor Trust on or after any Payment Date on which the Pool Principal Balance declines to 10% or less of the Maximum Collateral Amount, by purchasing all of the Loans at a price equal to or greater than the Termination
                                   Price.

Servicing/Other Fees:              The  collateral  is subject to certain  fees,
                                   including a servicing fee equal to [1.00]% per annum payable monthly and trustee's fees equal to 0.008% per annum.

Advancing by Servicer:             There is no required  advancing of delinquent
                                   principal or interest by the Servicer or Trustee.

Tax Considerations:                The  issuer  will  be  an  Owner  Trust.  The
                                   Offered Notes will be characterized as debt for federal income tax purposes.

ERISA Considerations:              In general,  the Offered  Notes will be ERISA
                                   eligible.  However,  investors should consult
                                   with  their   counsel  with  respect  to  the
                                   consequences  under  ERISA  and the  Internal
                                   Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:                 NONE of the Notes will be SMMEA-eligible.

Prospectus:                        The Offered Notes are being offered  pursuant
                                   to a Prospectus  which  includes a Prospectus
                                   Supplement   (together,   the  'Prospectus').
                                   Complete information with respect to the Offered Notes and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                   Notes may not be consummated unless the purchaser has received the Prospectus.

DESCRIPTION OF INITIAL LOANS AS OF CUT-OFF DATE

Aggregate Field
State
       Description                     Count         Balance$        Pool%
       -----------                     -----         --------        -----
      California                        698         25,824,818        12.91
      Michigan                          397         15,010,696         7.50
      Missouri                          452         14,089,247         7.04
      Illinois                          308         10,856,702         5.43
      Maryland                          227          9,231,320         4.61
      Arizona                           263          9,009,685         4.50
      North Carolina                    269          8,436,034         4.22
      Minnesota                         203          7,880,097         3.94
      Florida                           233          7,476,129         3.74
      Indiana                           221          7,359,282         3.68
      Virginia                          194          6,553,500         3.28
      Georgia                           182          6,219,059         3.11
      Pennsylvania                      177          5,666,168         2.83
      Kansas                            161          4,965,461         2.48
      Kentucky                          159          4,963,378         2.48
      Washington                        118          4,427,922         2.21
      Colorado                          119          4,189,827         2.09
      Iowa                              119          4,063,159         2.03
      Nevada                             96          3,788,165         1.89
      South Carolina                    106          3,454,758         1.73
      Wisconsin                         103          3,426,819         1.71
      Oklahoma                          113          3,032,018         1.52
      Mississippi                        72          2,568,289         1.28
      Nebraska                           70          2,408,181         1.20
      Ohio                               74          2,241,292         1.12
      Louisiana                          74          2,160,570         1.08
      Utah                               51          1,901,991         0.95
      Oregon                             51          1,800,570         0.90
      Tennessee                          72          1,762,256         0.88
      Arkansas                           53          1,727,424         0.86
      Texas                             189          1,687,107         0.84
      Connecticut                        40          1,484,302         0.74
      New Mexico                         43          1,417,503         0.71
      Idaho                              37          1,333,589         0.67
      Hawaii                             20            929,609         0.46
      New Jersey                         20            921,574         0.46
      Alaska                             21            849,567         0.42
      Wyoming                            22            768,471         0.38
      Maine                              25            755,150         0.38
      New Hampshire                      18            698,844         0.35
      New York                           19            692,727         0.35
      Massachusetts                      16            564,873         0.28
      District of Columbia               10            390,729         0.20
      Delaware                            9            307,684         0.15
      West Virginia                       9            301,311         0.15
      Montana                             6            232,110         0.12
      Rhode Island                        5            178,292         0.09
      North Dakota                        1             24,583         0.01
      Alabama                             1             21,958         0.01
      South Dakota                        1             19,909         0.01
                                     ------        -----------       ------
                                      5,947       $200,074,712      100.00%

Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Current Balance                      $10,000 or less                   339          2,108,734         1.05
                                     $10,000.01 - $20,000              773         12,816,621         6.41
                                     $20,000.01 - $30,000            1,707         44,321,174        22.15
                                     $30,000.01 - $40,000            1,572         55,056,811        27.52
                                     $40,000.01 - $50,000              747         34,491,139        17.24
                                     $50,000.01 - $60,000              408         22,789,599        11.39
                                     $60,000.01 - $70,000              240         15,724,049         7.86
                                     $70,000.01 - $80,000              123          9,163,661         4.58
                                     $80,000.01 or greater              38          3,602,923         1.80
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%





Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Current Rate                         10.001%  - 10.500%                  1             32,977         0.02
                                     10.501%  - 11.000%                 45          1,809,967         0.90
                                     11.001%  - 11.500%                258         10,056,298         5.03
                                     11.501%  - 12.000%                642         25,690,213        12.84
                                     12.001%  - 12.500%                457         15,142,461         7.57
                                     12.501%  - 13.000%                939         32,007,184        16.00
                                     13.001%  - 13.500%                352         12,985,914         6.49
                                     13.501%  - 14.000%              1,133         37,696,175        18.84
                                     14.001%  - 14.500%                262          9,444,192         4.72
                                     14.501%  - 15.000%                612         19,708,403         9.85
                                     15.001%  - 15.500%                216          6,895,365         3.45
                                     15.501%  - 16.000%                497         14,256,892         7.13
                                     16.001%  - 16.500%                219          5,982,093         2.99
                                     16.501%  - 17.000%                225          6,012,811         3.01
                                     17.001%  - 17.500%                 23            709,984         0.35
                                     17.501%  - 18.000%                 46          1,133,575         0.57
                                     18.001%  - 18.500%                 18            472,588         0.24
                                     18.501%  - 19.000%                  1             22,632         0.01
                                     19.501%  - 20.000%                  1             14,990         0.01
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%



Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Original Term                        0 - 30                              9             30,699         0.02
                                     31 - 60                           129            749,986         0.37
                                     61 - 90                            73            621,623         0.31
                                     91 - 120                          483          9,933,580         4.96
                                     121 - 150                          96          2,471,975         1.24
                                     151 - 180                       1,339         43,011,678        21.50
                                     181 - 210                           2             60,394         0.03
                                     211 - 240                       1,532         53,194,938        26.59
                                     241 - 270                           1             39,815         0.02
                                     271 - 300                       2,283         89,960,025        44.96
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%





Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Remaining Term                       0 - 30                              9             30,699         0.02
                                     31 - 60                           129            749,986         0.37
                                     61 - 90                            73            621,623         0.31
                                     91 - 120                          483          9,933,580         4.96
                                     121 - 150                          96          2,471,975         1.24
                                     151 - 180                       1,339         43,011,678        21.50
                                     181 - 210                           2             60,394         0.03
                                     211 - 240                       1,532         53,194,938        26.59
                                     241 - 270                           1             39,815         0.02
                                     271 - 300                       2,283         89,960,025        44.96
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%





Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Seasoning                            Less than one                   1,199         37,590,303        18.79
                                     1 - 3                           3,555        120,586,507        60.27
                                     4 - 6                           1,057         37,224,087        18.61
                                     7 - 9                             107          3,604,390         1.80
                                     10 or greater                      29          1,069,426         0.53
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%


Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Lien Type                            First Lien                         10            340,544         0.17
                                     Second Lien                     5,548        196,785,625        98.36
                                     Third Lien                          1             26,157         0.01
                                     Unsecured                         388          2,922,385         1.46
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%





Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Credit Risk - By 20                  620 to 639                        552         14,790,361         7.39
                                     640 to 659                      1,259         37,357,402        18.67
                                     660 to 679                      1,063         37,955,033        18.97
                                     680 to 699                      1,423         52,377,096        26.18
                                     700 to 719                      1,011         38,210,794        19.10
                                     720 to 739                        324         11,116,678         5.56
                                     740 to 759                        151          4,246,116         2.12
                                     760 to 779                        113          3,034,347         1.52
                                     780 to 799                         35            636,010         0.32
                                     800 to 819                         15            318,953         0.16
                                     840 to 859                          1             31,920         0.02
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%





Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Debt-to-Income Ratio                 20.00 or less                     254          6,256,338         3.13
                                     20.01 to 25.00                    587         17,545,668         8.77
                                     25.01 to 30.00                    998         31,234,453        15.61
                                     30.01 to 35.00                  1,389         45,613,110        22.80
                                     35.01 to 40.00                  1,800         62,215,794        31.10
                                     40.01 to 45.00                    829         33,133,178        16.56
                                     45.01 to 50.00                     83          3,826,097         1.91
                                     Greater than 50.00                  7            250,074         0.13
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%



Aggregate Field                      Description                    Count          Balance$           Pool%
---------------                      -----------                    -----          --------           -----
Combined LTV                         Unsecured                         388          2,922,385         1.46
                                     95.01% to 100.00%                   2             92,500         0.05
                                     100.01% to 105.00%                469         14,203,966         7.10
                                     105.01% to 110.00%                726         22,236,281        11.11
                                     110.01% to 115.00%                941         31,068,948        15.53
                                     115.01% to 120.00%              1,188         42,512,360        21.25
                                     120.01% to 125.00%              2,220         86,493,263        43.23
                                     125.01% or greater                 13            545,009         0.27
                                                                    ------        -----------       ------
                                                                     5,947       $200,074,712      100.00%


THE FOLLOWING TABLES RUN TO CALL:

                                                      % of Prepayment Assumption
CLASS A-1                                0%         50%          75%         100%        125%         150%
AVG LIFE                               3.40        1.09         0.90         0.80        0.73         0.68
FIRST PAY                             07/98       07/98        07/98        07/98       07/98        07/98
LAST PAY                              11/05       07/00        01/00        10/99       09/99        07/99
WINDOW (YEARS)                         7.42        2.08         1.58         1.33        1.25         1.08


                                                      % of Prepayment Assumption

CLASS A-2                                0%         50%          75%         100%        125%         150%
AVG LIFE                              10.02        3.27         2.45         2.00        1.72         1.52
YIELD @ 100.000                       6.19%       6.11%        6.06%        6.03%       5.99%        5.96%
DURATION                               7.28        2.88         2.22         1.84        1.59         1.42
FIRST PAY                             11/05       07/00        01/00        10/99       09/99        07/99
LAST PAY                              07/10       12/02        10/01        02/01       09/00        05/00
WINDOW (YEARS)                         4.75        2.50         1.83         1.42        1.08         0.92


                                                      % of Prepayment Assumption
CLASS A-3                                0%         50%          75%         100%        125%         150%
AVG LIFE                              12.78        5.13         3.76         3.00        2.51         2.18
YIELD @ 100.000                       6.23%       6.18%        6.15%        6.13%       6.10%        6.07%
DURATION                               8.63        4.29         3.27         2.67        2.27         1.99
FIRST PAY                             07/10       12/02        10/01        02/01       09/00        05/00
LAST PAY                              11/11       04/04        08/02        10/01       03/01        11/00
WINDOW (YEARS)                         1.42        1.42         0.92         0.75        0.58         0.58

                                                      % of Prepayment Assumption

CLASS A-4                                0%         50%          75%         100%        125%         150%
AVG LIFE                              16.19        7.78         5.25         4.00        3.32         2.84
YIELD @ 100.000                       6.39%       6.36%        6.34%        6.31%       6.29%        6.27%
DURATION                               9.85        5.95         4.34         3.44        2.92         2.53
FIRST PAY                             11/11       04/04        08/02        10/01       03/01        11/00
LAST PAY                              02/18       09/09        03/06        10/03       10/02        02/02
WINDOW (YEARS)                         6.33        5.50         3.67         2.08        1.67         1.33


                                                      % of Prepayment Assumption
CLASS A-5                                0%         50%          75%         100%        125%         150%
AVG LIFE                              22.13       14.91        11.35         8.78        6.80         5.36
YIELD @ 100.000                       6.85%       6.84%        6.83%        6.82%       6.80%        6.78%
DURATION                              11.18        9.10         7.66         6.37        5.23         4.33
FIRST PAY                             02/18       09/09        03/06        10/03       10/02        02/02
LAST PAY                              08/21       07/15        02/12        12/09       02/08        09/06
WINDOW (YEARS)                         3.58        5.92         6.00         6.25        5.42         4.67



                                                      % of Prepayment Assumption
CLASS A-6                                0%         50%          75%         100%        125%         150%
AVG LIFE                              13.22        9.66         9.32         8.58        7.76         7.10
YIELD @ 100.000                       6.56%       6.54%        6.54%        6.54%       6.54%        6.53%
DURATION                               8.34        6.74         6.67         6.32        5.90         5.52
FIRST PAY                             07/03       07/03        07/03        07/03       07/03        07/03
LAST PAY                              08/21       07/15        02/12        12/09       02/08        09/06
WINDOW (YEARS)                        18.17       12.08         8.67         6.50        4.67         3.25


                                                      % of Prepayment Assumption
CLASS M-1                                0%         50%          75%         100%        125%         150%
AVG LIFE                              19.75       12.35         9.72         7.94        6.61         5.63
YIELD @ 100.000                       6.87%       6.86%        6.85%        6.84%       6.83%        6.82%
DURATION                              10.54        7.99         6.80         5.86        5.09         4.48
FIRST PAY                             01/13       07/05        09/03        08/02       11/01        07/01
LAST PAY                              08/21       07/15        02/12        12/09       02/08        09/06
WINDOW (YEARS)                         8.67       10.08         8.50         7.42        6.33         5.25


                                                      % of Prepayment Assumption
CLASS M-2                                0%         50%          75%         100%        125%         150%
AVG LIFE                              19.75       12.35         9.72         7.94        6.61         5.63
YIELD @ 100.000                       7.33%       7.32%        7.31%        7.30%       7.28%        7.27%
DURATION                              10.17        7.78         6.65         5.75        5.01         4.42
FIRST PAY                             01/13       07/05        09/03        08/02       11/01        07/01
LAST PAY                              08/21       07/15        02/12        12/09       02/08        09/06
WINDOW (YEARS)                         8.67       10.08         8.50         7.42        6.33         5.25

THE FOLLOWING TABLES RUN TO MATURITY:


                                                      % of Prepayment Assumption

CLASS A-5                                0%         50%          75%         100%        125%         150%
AVG LIFE                              22.49       16.02        12.48         9.63        7.43         5.75
YIELD @ 100.000                       6.85%       6.85%        6.85%        6.84%       6.83%        6.81%
DURATION                              11.26        9.41         8.03         6.70        5.51         4.52
FIRST PAY                             02/18       09/09        03/06        10/03       10/02        02/02
LAST PAY                              05/23       10/22        10/21        09/19       05/17        02/15
WINDOW (YEARS)                         5.33       13.17        15.67        16.00       14.67        13.08



                                                      % of Prepayment Assumption
CLASS A-6                                0%         50%          75%         100%        125%         150%
AVG LIFE                              13.27       10.01        10.01         9.37        8.67         8.12
YIELD @ 100.000                       6.56%       6.55%        6.56%        6.57%       6.57%        6.58%
DURATION                               8.35        6.84         6.91         6.64        6.31         6.03
FIRST PAY                             07/03       07/03        07/03        07/03       07/03        07/03
LAST PAY                              05/23       10/22        10/21        09/19       05/17        02/15
WINDOW (YEARS)                        19.92       19.33        18.33        16.25       13.92        11.67


                                                      % of Prepayment Assumption
CLASS M-1                                0%         50%          75%         100%        125%         150%
AVG LIFE                              19.93       12.97        10.46         8.59        7.21         6.16
YIELD @ 100.000                       6.88%       6.87%        6.87%        6.86%       6.86%        6.85%
DURATION                              10.57        8.16         7.04         6.11        5.36         4.75
FIRST PAY                             01/13       07/05        09/03        08/02       11/01        07/01
LAST PAY                              04/23       06/22        01/21        06/18       04/16        12/13
WINDOW (YEARS)                        10.33       17.00        17.42        15.92       14.50        12.50


                                                      % of Prepayment Assumption
CLASS M-2                                0%         50%          75%         100%        125%         150%
AVG LIFE                              19.92       12.96        10.44         8.57        7.18         6.13
YIELD @ 100.000                       7.34%       7.33%        7.33%        7.32%       7.31%        7.30%
DURATION                              10.20        7.94         6.87         5.98        5.25         4.66
FIRST PAY                             01/13       07/05        09/03        08/02       11/01        07/01
LAST PAY                              03/23       01/22        02/20        07/17       03/15        12/12
WINDOW (YEARS)                        10.25       16.58        16.50        15.00       13.42        11.50